SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
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        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

          Date of Report (Date of earliest event reported): 06/29/2007

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                           Ciphergen Biosystems, Inc.
             (Exact name of registrant as specified in its charter)

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                        Commission File Number: 000-31617


                 DE                                          33-059-5156
    (State or other jurisdiction                            (IRS Employer
         of incorporation)                               Identification No.)

                     6611 Dumbarton Circle Fremont, CA 94555
          (Address of principal executive offices, including zip code)

                                  510.505.2100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    Information to be included in the report

Item 7.01. Regulation FD Disclosure

      On July 6, 2007, Ciphergen Biosystems, Inc. (the "Company") issued a press release announcing the results of its Annual Meeting of Stockholders held on June 29, 2007. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

Exhibit
Number    Description
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99.1      Press release of the Company dated July 6, 2007 - "Ciphergen
          Biosystems Announces Results of Annual Meeting"



                                  Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Ciphergen Biosystems, Inc.

Date: July 6, 2007                    By: /s/ Gail S. Page
                                          --------------------------------------
                                          Gail S. Page
                                          President and Chief Executive Officer


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                                  Exhibit Index


Exhibit No. Description
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EX -99.1    Press release of the Company dated July 6, 2007 - "Ciphergen
            Biosystems Announces Results of  Annual Meeting"